SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 5, 2011 (May 3, 2011)

CHEMBIO DIAGNOSTICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-30379	88-0425691
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
3661 Horseblock Road
Medford, NY 11763
(Address of principal executive offices)
631-924-1135
(Registrant’s Telephone Number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.                                  REGULATION FD DISCLOSURE.

On May 3, 2011, the Company issued a press release entitled “FIOCRUZ Receives Regulatory Approval to Market Chembio's Syphilis Treponemal Test”.   A copy of the press release is furnished herewith as Exhibit 99.1.

On May 5, 2011, the Company issued a press release entitled “Chembio Reports 1st Quarter 2011 Results”.   A copy of the press release is furnished herewith as Exhibit 99.2.

On May 5, 2011, the Company posted a PowerPoint Presentation to their website entitled “Investor Presentation May 2011.”  A copy of the presentation is furnished herewith as Exhibit 99.3.

In addition, also on May 5, 2011, the Company posted an Investor Fact Sheet to their website.  A copy of the fact sheet is furnished herewith as Exhibit 99.4

The information in this Item 7.01 of this Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. The information in this Item 7.01 of this Form 8-K also shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference.

ITEM 9.01.                      FINANCIAL STATEMENTS AND EXHIBITS

Exhibits.

99.1	Press Release entitled “FIOCRUZ Receives Regulatory Approval to Market Chembio's Syphilis Treponemal Test” dated May 3, 2011.
99.2	Press Release entitled “Chembio Reports 1st Quarter 2011 Results” dated May 5, 2011.
99.3	Presentation entitled “Investor Presentation May 2011” dated May 5, 2011.
99.4	Investor Fact Sheet posted to the company website dated May 5, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

May  5, 2011                                                                  Chembio Diagnostics, Inc.

By:    /s/ Lawrence A. Siebert
Lawrence A. Siebert
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release entitled “FIOCRUZ Receives Regulatory Approval to Market Chembio's Syphilis Treponemal Test” dated May 3, 2011.
99.2	Press Release entitled “Chembio Reports 1st Quarter 2011 Results” dated May 5, 2011.
99.3	Presentation entitled “Investor Presentation May 2011” dated May 5, 2011.
99.4	Investor Fact Sheet posted to the company website dated May 5, 2011.